DEBT AND CAPITAL LEASES	12 Months Ended
Jan. 03, 2015
Debt
DEBT AND CAPITAL LEASES

NOTE 4. DEBT AND CAPITAL LEASES

Short-Term Borrowings

        We had $87 million of borrowings from commercial paper issuances outstanding (weighted-average interest rate of .4%) at January 3, 2015. We had no outstanding short-term variable rate borrowings from commercial paper issuances at December 28, 2013.

Short-Term Credit Facilities

        In October 2014, we amended and restated our revolving credit facility (the "Revolver") with certain domestic and foreign banks, increasing the amount available thereunder from $675 million to $700 million. The amendment also extended the Revolver's maturity date from December 22, 2016 to October 3, 2019 and adjusted pricing to reflect favorable market conditions. The maturity date may be extended for additional one-year periods under certain circumstances. The commitments under the Revolver may be increased by up to $325 million, subject to lender approval and customary requirements. The Revolver is used as a back-up facility for our commercial paper program and can be used to finance other corporate requirements.

        No balances were outstanding under the Revolver as of January 3, 2015 or December 28, 2013. Commitment fees associated with this facility in 2014, 2013, and 2012 were $1.3 million, $1.4 million, and $1.4 million, respectively.

        Uncommitted lines of credit were approximately $316 million at January 3, 2015. These lines may be cancelled at any time by us or the issuing banks. Short-term borrowings outstanding under uncommitted lines of credit were $111.6 million (weighted-average interest rate of 9.4%) and $73.9 million (weighted-average interest rate of 11.2%) at January 3, 2015 and December 28, 2013, respectively.

Long-Term Borrowings and Capital Leases

        Long-term debt, including its respective interest rates, and capital lease obligations at year-end consisted of the following:

(In millions)	2014	2013

Long-term debt and capital leases
Medium-term notes:
Series 1995 due 2015 through 2025	$50.0	$50.0
Long-term notes
Senior notes due 2017 at 6.6%	249.6	249.6
Senior notes due 2020 at 5.4%	249.9	249.9
Senior notes due 2023 at 3.4%	249.7	249.7
Senior notes due 2033 at 6.0%	150.0	150.0
Capital lease obligations	1.8	3.0
Less amount classified as current	(5.7)	(1.6)

Total long-term debt and capital leases	$945.3	$950.6

        Our medium-term notes have maturities from 2015 through 2025 and accrue interest at an average fixed rate of 7.5%.

        Maturities of long-term debt and capital lease payments for each of the next five fiscal years and thereafter are expected to be as follows:

Year	(In millions)

2015 (classified as current)	$5.7
2016	.3
2017	249.9
2018	.2
2019	.2
2020 and thereafter	694.7

        In April 2013, we issued $250 million of senior notes due April 2023. The notes bear an interest rate of 3.35% per year, payable semiannually in arrears. Net proceeds from the offering, after deducting underwriting discounts and offering expenses, of approximately $247.5 million were used to repay a portion of the indebtedness outstanding under our commercial paper program during the second quarter of 2013.

        In January 2013, we repaid $250 million of senior notes at maturity using commercial paper borrowings.

Other

        Our various loan agreements require that we maintain specified financial covenant ratios of total debt and interest expense in relation to certain measures of income. As of January 3, 2015, we were in compliance with our financial covenants.

        Our total interest costs from continuing operations in 2014, 2013, and 2012, were $67.2 million, $62.3 million, and $76.2 million, respectively, of which $3.9 million, $3.3 million, and $3.3 million, respectively, were capitalized as part of the cost of assets.

        The estimated fair value of our long-term debt is primarily based on the credit spread above U.S. Treasury securities on notes with similar rates, credit ratings, and remaining maturities. The fair value of short-term borrowings, which include commercial paper issuances and short-term lines of credit, approximates carrying value given the short duration of these obligations. The fair value of our total debt was $1.22 billion at January 3, 2015 and $1.06 billion at December 28, 2013. Fair value amounts were determined primarily based on Level 2 inputs. Refer to Note 1, "Summary of Significant Accounting Policies," for more information.